UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  June 1, 2006
                                ----------------

                           Kronos International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                        333-100047                  22-2949593
-------------------              ------------------          -----------------
  (State or other                   (Commission               (IRS Employer
  jurisdiction of                   File Number)              Identification
   incorporation)                                                  No.)


  5430 LBJ Freeway, Suite 1700, Dallas, Texas               75240-2697
------------------------------------------------           ------------
    (Address of principal executive offices)                (Zip Code)


                                 (972) 233-1700
                                 --------------
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

         Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On June 1, 2006, Mr. James W. Brown ceased to hold the positions of vice president and assistant controller of the registrant. Mr. Brown has been appointed vice president, corporate finance for Titanium Metals Corporation, a publicly held corporation related to the registrant ("TIMET").

         (c) On June 1, 2006, Mr. Tim C. Hafer, age 44, was appointed as vice president and assistant controller of the registrant to serve at the pleasure of the registrant's board of directors. From 2003 to May 24, 2006, Mr. Hafer served as director - finance and control of Kronos Worldwide, Inc., the publicly held sole stockholder of the registrant ("Kronos Worldwide"), and of NL Industries, Inc., a publicly held corporation related to the registrant and Kronos Worldwide ("NL"). From prior to 2001 to 2003, Mr. Hafer served as an assistant controller of Valhi, Inc., a publicly held parent corporation of the registrant and Kronos Worldwide ("Valhi"), and Contran Corporation, a privately held parent corporation of the registrant, Kronos Worldwide NL, TIMET and Valhi ("Contran"). Mr. Hafer is an employee of Contran and provides his services to the registrant under an intercorporate services agreement between Contran and Kronos Worldwide. Kronos Worldwide charges the registrant for a portion of the fee it pays Contran for his services under the agreement. For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in Kronos Worldwide's 2006 proxy statement ("Proxy Statement") filed with the U.S. Securities and Exchange Commission on April 13, 2006 (SEC File No. 1-31763), which description is incorporated herein by reference.

         On May 24, 2006, Mr. Hafer was also appointed as vice president and controller of Kronos Worldwide and NL. For a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the Proxy Statement, which discussion is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KRONOS INTERNATIONAL, INC.
                                           (Registrant)




                                            By:   /s/ A. Andrew R. Louis
                                                  ----------------------------
                                                  A. Andrew R.Louis
                                                  Assistant Secretary




Date:  June 6, 2006